PRESENTED BY Angela Selden President and CEO Richard Sunderland, CPA Executive VP and CFO American Public Education, Inc. Third Quarter 2020 Results Exhibit 99.2

Safe Harbor Statement Statements made in this presentation regarding American Public Education, Inc. (“APEI”), or its subsidiaries, that are not historical facts are forward-looking statements based on current expectations, assumptions, estimates and projections about APEI and the industry. Forward-looking statements can be identified by words such as “anticipate,” “believe,” “seek,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “should,” “will” and “would.” These forward-looking statements include, without limitation, statements regarding benefits of the acquisition of Rasmussen University, the timing of the closing of the transaction, expected growth, expected pro forma results, expected registration and enrollments, expected revenues, earnings and expenses, expected financial results for Rasmussen University, and plans with respect to recent, current and future initiatives.   Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Such risks and uncertainties include, among others, risks related to: the satisfaction of closing conditions, including the failure or delay in obtaining required regulatory and accreditor approvals; APEI's ability to obtain financing to fund the transaction; the significant transaction and integration costs APEI has incurred and expects to incur in connection with the acquisition; the integration of Rasmussen's business and APEI's ability to realize the expected benefits of the acquisition; incorrect assumptions used for pro forma modeling; that Rasmussen may have liabilities that are not known to APEI; other events that could impact the transaction and its closing; APEI's dependence on the effectiveness of its ability to attract students who persist in its institutions' programs; impacts of the COVID-19 pandemic; APEI's ability to effectively market its institutions' programs; adverse effects of changes APEI makes to improve the student experience and enhance the ability to identify and enroll students who are likely to succeed; APEI’s ability to maintain strong relationships with the military and maintain enrollments from military students; APEI’s ability to comply with regulatory and accrediting agency requirements and to maintain institutional accreditation; APEI’s reliance on Department of Defense tuition assistance, Title IV programs, and other sources of financial aid; APEI’s dependence on its technology infrastructure; strong competition in the postsecondary education market and from non-traditional offerings; and the various risks described in the “Risk Factors” section and elsewhere in APEI’s Annual Report on Form 10-K for the year ended December 31, 2019, Quarterly Report on Form 10-Q for the period ended September 30, 2020, and other filings with the SEC. You should not place undue reliance on any forward-looking statements. The Company undertakes no obligation to update publicly any forward-looking statements for any reason, unless required by law, even if new information becomes available or other events occur in the future.

THIRD QUARTER 2020 AND RECENT HIGHLIGHTS

*Strength of APEI Platform Reflected by Fourth Consecutive Quarter of Enrollment Growth at APUS & HCN**

APUS Net Course Registrations.

- New student registrations at APUS **increased 25%** yr/yr.
- Total net course registrations **increased 18%** yr/yr.

Record Enrollment at Hondros.

- New student enrollment **increased 88%** and total enrollment **increased 38%** yr/yr.
- In the fourth quarter of 2020, total enrollment **increased 34%** to 2,139, **the highest in school history.**

Operating Margin.

- APEI Segment operating margin increased to 4.1%, vs. 0.4% in the prior year period.

Hondros Returns to Profitability.

- Hondros Segment operating margin increased to 4.9%, compared to a loss in the prior year period.

Announced Transformational Acquisition to acquire Rasmussen University.

- Largest educator of ADN nurses.
- APEI will become **#1 educator of pre-licensure nurses (RN and PN)** with over 10,000 nursing students.

**New and total net course registrations at APUS between 4Q19 and 3Q20 and new student enrollment at HCN between 1Q20 and 4Q20.*

American Public Education, Inc. 3

APUS REGISTRATION GROWTH

Four Straight Quarters of Year-Over-Year New Start Growth Driven by Military and Veteran Students



APUS Net Course Registrations by New Students
16,000
12,000
8,000
4,000
0
0%
30%
25%
13%*
10,119
10,137
9,342
12,144
10,800
13,480
9,935
11,227
1Q 2019
1Q 2020
2Q 2019
2Q 2020
3Q 2019
3Q 2020
4Q 2019
4Q* 2020

3Q20 Enrollment Highlights

- Registration growth driven by Military/Veteran students
- New registrations **increased 25% to 13,500**
- One additional week in 3Q20 vs. 3Q19 added ~1,000 new registrations. Normalized growth rate was 16%
- 3Q20 Total course registrations **increased 18% to 90,300**

4Q20 Enrollment Outlook

- Continued Momentum Expected
- New Registrations expected to increase 11% to 15%
- Total Registrations expected to increase 5% to 9%



in millions
APUS Segment Revenue
$80
$70
$60
$50
$40
-1%
2%
15%
14%
$66.9
$66.5
$65.7
$67.1
$63.4
$73.5
$61.2
$69.6
4Q 2018
4Q 2019
1Q 2019
1Q 2020
2Q 2019
2Q 2020
3Q 2019
3Q 2020

Key 2020 Initiatives:

- Created **Freedom Grant**® to help eliminate out-of-pocket expenses for active duty military in graduate programs
- Increased investment in marketing, especially in micro-segments where **HEROI**™ resonates
- Technology transformation to improve student experience, and drive increased referral rates

* Based on mid-point of APEI's fourth quarter *outlook*.

American Public Education, Inc. 4

HONDROS DELIVERED RECORD ENROLLMENT

Strength in PN and ADN Programs Driving Consistent Growth


Hondros New Student Enrollment
800
600
400
200
0
31%
57%
88%
34%
339
444
314
492
345
649
529
710
1Q 2019
1Q 2020
2Q 2019
2Q 2020
3Q 2019
3Q 2020
4Q 2019
4Q 2020

3Q20 Enrollment Highlights

- Fourth consecutive quarters of start growth
- **New Starts +88% to 649**
- **Total Enrollment +39% to 1,954**
- Highest PN starts in Hondros history
- RN Starts returning to near peak levels from 2018

4Q20 Enrollment Outlook

- Continued strong demand for nursing education
- **New Starts +34% to 710 – highest in HCN history**
- **Total Enrollment +34% to 2,139**


in millions
Hondros Segment Revenue
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
-22%
-3%
21%
43%
$10.1
$7.9
$7.7
$7.5
$7.1
$8.6
$6.7
$9.5
4Q 2018
4Q 2019
1Q 2019
1Q 2020
2Q 2019
2Q 2020
3Q 2019
3Q 2020

Attractive options in high demand markets:

- Nimble and flexible in adapting to current environment
- Campuses open with virtual course/learning capabilities
- Flexible schedules
- Direct entry ADN program

Improved onboarding processes:

- Improved conversion driven by Salesforce integration

American Public Education, Inc. 5

16.6% Consolidated Revenue $79.1M $4.2M Net Income Increase $2.6M 40.1% Cash Flow from Operations $44.7M Consolidated revenue increased by 16.6% to $79.1 million, compared to $67.9 million in the same period of 2019. The increase was primarily driven by increases in enrollment at both APUS and HCN. Net income of $2.6 million, or $0.18 per diluted share, compared to a net loss of $1.6 million, or $0.10 per diluted share, in the prior year period. Cash flow from operations increased 40.1% to $44.7 million for the nine months ended September 30, 2020. Total cash and cash equivalents as of September 30, 2020 were approximately $228.0 million, compared to $202.7 million as of December 31, 2019. APEI THIRD QUARTER 2020 FINANCIAL SUMMARY $25.3M Cash and Equivalents $228.0M

Third Quarter & YTD 2020 Results APEI Delivered Yr/Yr Revenue and Adjusted EBITDA growth 1Q’19 2Q’19 3Q’19 4Q’19 1Q’20 2Q’20 3Q’20 YTD’19 YTD’20 Revenue $73.4 $70.6 $67.9 $74.4 $74.6 $82.1 $79.1 $211.9 $235.9 Y/Y Growth -2.0% -3.1% -7.0% -3.3% 1.6% 16.4% 16.6% -4.0 11.3% Adj. EBITDA1 $14.4 $11.3 $7.3 $13.4 $8.6 $15.5 $10.8 $33.0 $34.9 Margin 20% 16% 11% 18% 12% 19% 14% 16% 15% 11% 17% 49% 6% APUS & HCN enrollment growth drove 11% increase in consolidated revenue for the first three quarters of 2020. Despite higher technology and marketing spend, adjusted EBITDA increased year-over-year in both the third quarter and YTD 2020. 1. Adjusted EBITDA is a non-GAAP financial measure. See Appendix for reconciliation to GAAP. 0

RASMUSSEN OVERVIEW

Leader in Nursing with a Strong Regulatory Track Record and Attractive Financial Profile

PROFILE

- **120 Year History** – Founded in 1900 as a business skills school for women
- **#1 provider of RN programs**
- **Accredited** by The Higher Learning Commission (HLC)
- **Nursing programs accredited** by ACEN and CCNE
- **Strong regulatory track record:**
  - 76.4% 90/10 ratio
  - 9.4% Cohort Default Rate (CDR)

ENROLLMENT PROFILE

- **18,200 student enrollment**
- **7 Schools:** Nursing, Health Sciences, Business, Education, Design, Technology and Justice Studies
  - 45% Nursing, 55% non-Nursing
- **24 Campuses in six states + online**
- **5th Largest incompetency-based education (CBE)**
  - ~2,000 students across 17 programs

NURSING PROGRAMMATIC SUITE



Practicing license
Licensure
DNP (Jan. '21)
MSN
RN to BSN (BSN)
Accelerated BSN (A-BSN)
Associate Degree Nurse (ADN)
Practical Nursing Diploma (PN)
RN
LPN
Post-Licensure
Pre-Licensure

FINANCIAL PROFILE (FYE 9/30/20)



$300
$250
$200
$150
$100
$50
$-
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
$203
$228
$242
$256
$17
$28
$28
$40
8%
12%
12%
16%
2017
2018
2019
2020
Revenue (MM)
Adjusted EBITDA (MM)
Margin

American Public Education, Inc. 8

#1 EDUCATOR OF PRE-LICENSURE NURSES (ADN/PN) IN A GROWING MARKET Rasmussen‘s ADN (RN) is its largest degree program and has shown strong historical growth 1 Bureau of Labor Statistics’ Employment Projections 2019-2029. RN job vacancies expected in the US, including increasing demand and expected retirements 175,000 annually Critical Need: Nursing RN’s RN is a Top Growing Job Through 2029 APEI will educate 10,000+ Nurses with Rasmussen and Hondros. APEI will be the #1 Educator in pre-licensure nursing education (ADN/RN and PN/LPN) Rasmussen 4300 1700 5300 2100 6200 2100 6900 1600 8200 2100 10,000+ Hondros Addressing the Need 9

COMBINED ~$165 MILLION IN NURSING REVENUE CREATES POWERHOUSE Enhances competitive market position across several markets with large projected nursing shortages Rasmussen will add 24 Campuses Across Seven States and Online, Including Blended Learning and Competency-Based Education (CBE) Campuses Nursing Revenue 2020 6 $36M 24 $129M 30 ~$165M Enrollment Growth 2020 34% 19% 22% = Powerhouse Nursing Platform + Hondros Rasmussen Future Rasmussen Campus Current Campuses 10

SIGNIFICANT GROWTH OPPORTUNITIES IN NON-NURSING CBE and Differentiated Pricing Address Changing Market Demands, Supports HEROI™ Rasmussen University’s Total Enrollment by Program: 18,000+ Learners (as of 4Q2020) Growth Opportunities: Grow clinical-based health-sciences programs by leveraging Rasmussen’s 26 campus platform Reduce time to degree completion through generous transfer policies and credit for prior learning Expand CBE Learning – Rasmussen is 5th Largest CBE Provider 17 programs, 2000 students Accelerate employer-centric program/curricular development Enabled through: Lower annual tuition for fully online, general education undergraduate programs approx. $11,000 on average Competitive annual tuition for differentiated, healthcare-focused undergraduate programs approx. $17,000 on average Low-cost course materials ($15/course) vs. national average of $200 per course1 11 1. U.S. PIRG, Fixing The Broken Textbook Market, June 2020

Rasmussen financials driven largely by market demand for nursing and focus on operating efficiency 8.0% 3-Yr CAGR 5.5% 3-Yr CAGR Adjusted EBITDA is a non-GAAP financial measure. See Appendix for reconciliation to GAAP. $203 $228 $242 $256 Total Revenues In millions In millions Total Enrollment 18,197 17,196 16,603 15,488 Net Income/Adjusted EBITDA a strong financial record for growth & profitability Financial results are FYE 9/30/20 12

RASMUSSEN UNIVERSITY ACCELERATES APEI’S VALUE CREATION STRATEGY Acquisition of Nursing Platform Amplifies Our Mission in Helping Learners Maximize HEROI TM Rasmussen + Hondros = $165M Powerhouse in Nursing Education Business in a Growing Market APEI Resulting Mix will be: One-Third Military/Vets One-Third Nursing/Health One-Third Online Positions APEI Profile to Growth, Scale and HEROITM #1 in Educator in ADN/RN and PN/LPN Nursing #1 in Military and Veterans Offers Programmatic, CBE and Shared Services Expansion Opportunities to APUS Offers Post-Licensure Programmatic Expansion to Hondros Students Adds 24 On-Ground Locations which can be Leveraged to Accelerate Other Offerings

Focus on integration of Rasmussen Implement shared services at Hondros and leverage new shared services through Rasmussen Unlock $5M-$10M in potential synergies in each of the first three years Facilitate best practices across the enterprise to drive student outcomes Focus on high return allocation of capital, both organically and inorganically Expand new programs to existing campuses Geographic expansion Focus on CBE Target non-nursing enrollment growth Opportunity to restore ADN(RN) enrollment New campuses Improve margins through scale and efficiency Continue Technology Initiatives and improve student experience Leverage strength in military Improve student retention ENTERPRISE INITIATIVES Synergies and New Capabilities Poised to Amplify APEI Mission of HEROITM 14

APEI OUTLOOK Fourth Quarter 2020 Approximate Y/Y Change APUS Net course registrations1 by new students +11% to +15% APUS Net course registrations1 +6% to +10% HCN New student enrollment2 +34% HCN Student enrollment2 +34% APEI Consolidated revenue +10% to +14% APEI Consolidated net income per share* $0.41 to $0.46 These statements are based on current expectations. These statements are forward-looking and actual results may differ materially. APUS Net course registrations represent the approximate aggregate number of courses for which students remain enrolled after the date by which they may drop a course without financial penalty. HCN Student enrollment represents the total number of students enrolled in a course after the date by which students may drop a course without financial penalty.

Thank You

Three Months Ended September 30, 2020 2019 COSTS AND EXPENSES Instructional costs and services 39.3% 40.2% Selling and promotional 23.4% 23.4% General and administrative 28.5% 32.4% Loss on disposals of long-lived assets 0.5% 0.6% Impairment of goodwill — 2.2% Depreciation and amortization 4.1% 5.4% Total costs and expenses 95.8% 104.3% APPENDIX

Transaction Structure APEI acquires 100% ownership of Rasmussen University Purchase price is $329 million - consisting of $300 million in cash plus $29 million in preferred shares APEI may substitute cash for preferred shares at the time of closing Consideration  $175 million of committed financing $125 million of cash on hand, excluding transaction costs $29 million non-voting, redeemable preferred shares Tax Benefits Estimated Present Value of Expected Cash Tax Benefits: $29MM Year 1 Cash tax benefit of approximately $6MM Represents a 7.5x multiple to Rasmussen’s FY20 Adjusted EBITDA of $40 million Valuation Accretion Expected to be accretive to earnings per share in FY2022; earnings per share accretion in FY2021 dependent on timing of transaction close Annual synergies expected to be approximately $5 million in the first year after closing and to grow to more than $10 million in each of the following 2 years Synergies Management Rasmussen University will continue to operate as separate institution Leverage APEI’s shared services model 18 APPENDIX: ABOUT THE TRANSACTION

APPENDIX: DISCLOSURES American Public Education is presenting adjusted EBITDA in connection with its GAAP results and urges investors to review the reconciliation of adjusted net income to the comparable GAAP financial measures that is included in the table below (under the caption “GAAP to Adjusted EBITDA”) and not to rely on any single financial measure to evaluate its business. Forward looking revenue statements are presented on an annual pro forma basis, assuming that the acquisition was effective as of January 1, 2021 Nursing market data based on IPEDS and APEI Analysis 19

APPENDIX: DISCLOSURES (Continued) American Public Education is presenting adjusted EBITDA in connection with its GAAP results and urges investors to review the reconciliation of adjusted net income to the comparable GAAP financial measures that is included in the table below (under the caption “GAAP to Adjusted EBITDA”) and not to rely on any single financial measure to evaluate its business. (in Millions, unaudited) Rasmussen University (1) Reconcilliation from Net Income to Adjusted EBITDA: 9/30/2017 9/30/2018 9/30/2019 9/30/2020 12/31/2021 (2) Net Income 10 $ 18 $ 12 $ 19 $ 7 $ Income Taxes 2 $ Interest expense - - 3 4 15 Depreciation and amortization 6 6 13 20 20 EBITDA 16 24 28 43 44 Pro Forma Adjustments 1 4 - (3) Adjusted EBITDA 17 $ 28 $ 28 $ 40 $ 44 $ (1) The attached table provides a reconciliation from Net income to Adjusted EBITDA for Rasmussen University. The Pro-Forma adjustments are a combination of non-cash expenses, transaction expenses and expenses that will not continue after the change in ownership. (2) This represents the pro forma financial results of the Rasmussen University assuming that the transaction was completed on January 1, 2021. There are many assumptions embedded in this calculation with respect to the underlying financial performance, the purchase accounting, the appropriate depreciation and amortization methods, the effective tax rate, future interest rates, etc. For Twelve Months Ending 20

APPENDIX: DISCLOSURES (Continued) American Public Education is presenting adjusted EBITDA in connection with its GAAP results and urges investors to review the reconciliation of adjusted net income to the comparable GAAP financial measures that is included in the table below (under the caption “GAAP to Adjusted EBITDA”) and not to rely on any single financial measure to evaluate its business. 21